SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 30, 2001

                        LINCOLN INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

               Kentucky                              Commission File No. 0-5767
                                                          # 61-0575092
      (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                      Identification No.)

      Suite 201, 2300 Greene Way
      Louisville, Kentucky                                  40220
      (Address of principal executive office)            (Zip Code)

Registrant's telephone number, including area code:  (502) 671-0010

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The registrant disposed of real estate and improvements otherwise than in the ordinary course of business on May 30, 2001:

         (a) On December 1, 2000 the Board of Directors of registrant approved the sale of real estate located at 2200 Greene Way in Louisville, Kentucky. The company received an offer to purchase 2200 Greene Way from Mr. Larry Mitchell and Mr. James Pfeiffer subject to normal conditions and contingencies such as effecting suitable financing and acceptable environmental reports. The real estate includes "Class B" professional office space of Sixteen Thousand Five Hundred Thirty Nine (16,539) square feet purchased by registrant on June 19, 1999. The registrant sold the real estate for $1,250,000. The purchase price was arrived by using a capitalization between 9% and 10% applied to the cash flow from the building. The building is seven (7) years old. The purchasers were Mr. Larry Mitchell and Mr. James Pfeiffer, with an address of 2139 Edgeland Avenue, Apt. B., Louisville, Jefferson County, Kentucky 40204. There exists no material relationship between the purchasers and the registrant, any director or officer of the registrant, or any associate of any such director or officer.

              Concurrent with the sale of 2200 Greene Way, the first mortgage on the building at Commonwealth Bank and Trust totaling $498,858.90 was paid in full. The balance of the proceeds will be retained and invested or to be used in operations and/or other needs or obligations of the company.

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               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Lincoln International Corporation has duly caused this report to be signed on its behalf, by the undersigned, President and Chief Executive Officer, Thurman
L. Sisney, and by its Treasurer, Russell R. Roth, and by its Secretary, Brian W. McDonald, as thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 11th day of June, 2001.

                                    LINCOLN INTERNATIONAL CORPORATION


                                     By: /s/THURMAN L. SISNEY
                                         --------------------------------------
                                            Thurman L. Sisney, President

                                     Date:
                                           -------------------------------------



                                     By: /s/RUSSELL R. ROTH
                                         ---------------------------------------
                                            Russell R. Roth, Treasurer
                                     Date:
                                           -------------------------------------



                                     By: /s/BRIAN W. MCDONALD
                                         ---------------------------------------
                                            Brian W. McDonald, Secretary
                                     Date:
                                           -------------------------------------


               Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of LINCOLN INTERNATIONAL CORPORATION in the capacities and on the date indicated.

               SIGNATURE                                  TITLE

               (1)  Principal Executive Officers


               /s/THURMAN L. SISNEY
               -----------------------------
                  Thurman L. Sisney                       President

               /s/RICHARD JAY FROCKT
               -----------------------------
                  Richard Jay Frockt                      Chairman of the Board

               /s/RUSSELL R. ROTH
               -----------------------------
                  Russell R. Roth                         Treasurer

               /s/BRIAN W. MCDONALD
               -----------------------------
                  Brian W. McDonald                       Secretary

               (2)  Directors

               /s/THURMAN L. SISNEY
               -----------------------------
               Thurman L. Sisney                          Director

               /s/RICHARD JAY FROCKT
               -----------------------------
               Richard Jay Frockt                         Director

               /s/JANET CLARK FROCKT
               -----------------------------
               Janet Clark Frockt                         Director

               /s/RUSSELL R. ROTH
               ------------------------------
               Russell R. Roth                            Director